Balances and Transactions with Related Parties and Affiliated Companies - Benefits and Aggregate Compensation Paid to Executive Officers and Senior Management (Detail) - MXN ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure of transactions between related parties [abstract]
Short-term employee benefits paid	$ 1,885	$ 1,699	$ 1,510
Postemployment benefits	37	48	39
Termination benefits	88	74	192
Share based payments	$ 401	$ 351	$ 468